UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2025, Altisource Portfolio Solutions S.A. (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) followed by a special general meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2009 Equity Incentive Plan by 4,645,875 shares from 11,666,667 shares to 16,312,542 shares. The Amendment was previously approved by the Board of Directors of the Company (the “Board”), subject to shareholder approval.
The Amendment became effective immediately upon shareholder approval at the Special Meeting. A more complete summary of the terms of the Amendment is set forth in “Proposal 2: Plan Amendment Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 3, 2025 (the “Proxy Statement”), which description and text are incorporated herein by reference.
The foregoing description of the terms of the Amendment and the description thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2009 Equity Incentive Plan, as amended by the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On February 18, 2025, the Company held the Extraordinary Meeting followed by the Special Meeting. A quorum was present for each of the meetings.
The final results for each matter submitted to a vote of shareholders at the Extraordinary Meeting were as follows:
(i)The amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to (i) cancel the nominal value of all existing shares of the Company’s common stock, and (ii) decrease the par value of the Company’s common stock from US$1.00 per share to US$0.01 per share through a decrease of the share capital of the Company by an amount of thirty million four hundred and seventy-seven thousand fifty-seven and ninety-three cents United States Dollars (US$30,477,057.93) without cancellation of shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of thirty million seven hundred eighty-four thousand nine hundred seven United States Dollars (US$30,784,907) to an amount of three hundred and seven thousand eight hundred forty-nine and seven cents United States Dollars (US$307,849.07) represented by thirty million seven hundred and eighty-four thousand nine hundred seven (30,784,907) shares of the Company’s common stock without designation of nominal value, and by allocating thirty million four hundred and seventy-seven thousand fifty-seven and ninety-three cents United States Dollars (US$30,477,057.93) derived from the share capital decrease to the share premium account of the Company was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,900,844	145,150	13,047	n/a
(ii)The increase in the number of shares the Board of Directors of the Company is authorized to issue from 100,000,000 to 250,000,000 and the renewal of the authority of the Board of Directors to issue shares by (i) approving an amendment to Article 6 of the Articles to renew and amend the authorization of the Board of Directors of the Company to (a) issue shares of the Company’s common stock, within the limits of the Company’s authorized share capital of up to two million and five hundred thousand United States Dollars (US$2,500,000) divided into two hundred fifty million (250,000,000) shares of the Company’s common stock without nominal value and, (b) issue any warrants, options, or other similar instruments exercisable into shares and rights to subscribe for shares and set the terms and conditions of these instruments, each for a term of five (5) years and, in connection with any such issuance, to limit or cancel the preferential subscription rights of shareholders, and (ii) acknowledging receipt of the report issued by the

Board of Directors of the Company pursuant to article 420-26 (5) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended, were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,026,165	1,012,728	20,148	n/a
The final results for each matter submitted to a vote of shareholders at the Special Meeting were as follows:
(i)The proposal to approve, as required by applicable Nasdaq Stock Market listing rules, the issuance by the Board of Directors of shares of the Company’s common stock in exchange for the contribution to the Company from lenders under the Company’s current debt facility of a portion of the Company’s outstanding debt was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,973,847	129,383	4,278	n/a
(ii)The amendment of the Company’s Amended and Restated 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2009 Equity Incentive Plan by 4,645,875 shares from 11,666,667 shares to 16,312,542 shares was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,419,822	1,681,339	6,347	n/a
Each of the foregoing resolutions for the Extraordinary Meeting and the Special Meeting is more fully described in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 3, 2025.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Altisource Portfolio Solutions S.A. Amended and Restated 2009 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer